               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  November 22, 2002


                         AMR CORPORATION
     (Exact name of registrant as specified in its charter)


         Delaware                 1-8400                 75-1825172
(State of Incorporation) ( Commission File Number)     (IRS Employer
                                                     Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas              76155
 (Address of principal executive offices)               (Zip Code)


                         (817) 963-1234
                (Registrant's telephone number)

Item 9.   Regulation FD Disclosure

AMR Corporation is furnishing herewith actual unit cost, fuel, traffic and capacity results for the months of September and October 2002, along with current expectations for the remainder of 2002 and the full fourth quarter. AMR Corporation is also furnishing herewith an updated fleet plan for AMR.











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                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  November 22, 2002

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AMR EAGLE EYE

                                        November 22, 2002

     Statements in this report contain various forward-looking statements within the meaning of Section 27A of the Securities
Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which represent the Company's expectations or beliefs concerning future events. When used in this report, the words "expect", "forecast", "anticipates" and similar expressions are intended to identify forward-looking statements. All such statements are based on information available to the Company on the date of this report. The Company undertakes no obligation to update or revise any forward-looking statement, regardless of reason. This discussion includes forecasts of costs per ASM, capacity, traffic, fuel cost and fuel consumption, and demand, each of which is a forward-looking statement. There are a number of factors that could cause actual results to differ materially from our forecasts. Such factors include, but are not limited to: the continuing impact of the events of September 11, 2001 on the Company, general economic conditions, competitive factors within the airline industry which could affect the demand for air travel, changes in the Company's business strategy, and changes in commodity prices. For additional information regarding these and other factors see the Company's filings with the Securities and Exchange Commission, including but not limited to the Company's Form 10-K for the year ended December 31, 2001.


Monthly Update


This Eagle Eye update includes actual unit cost, fuel, traffic and capacity results for the months of September and October
2002, along with our current expectations for the remainder of 2002 and the full fourth quarter.

Unit costs so far this quarter are trending in line with our prior expectation of a 3% decline year-over-year for the fourth quarter. Given our Board of Directors meeting schedule for January, AMR will report it's fourth quarter 2002 and full year earnings on Wednesday January 22nd. A conference call for members of the financial community and the media will take place as usual at 2pm Eastern Time, 1pm Central.

Please call if you have questions.




                                    Michael Thomas
                                    Director, Investor Relations

AMR EAGLE EYE


Unit Costs

    AMR Consolidated Cost per ASM (in cents)
                           Actual Actual -----Forecast------
                            Sept   Oct     Nov    Dec   4Q02
        AMR Cost per ASM    10.9  11.0    11.6   11.4   11.4
         Yr/Yr B/(W)        16.9%  6.4%    4.9% (1.7%)   3.3%

    American Mainline Operations Cost per ASM (in cents)
                           Actual Actual -----Forecast------
                            Sept   Oct     Nov    Dec   4Q02
        AA Cost per ASM     10.5  10.7    11.2   11.0   11.0
         Yr/Yr B/(W)        16.8%  6.2%    4.9% (1.9%)  3.2%


Capacity, Traffic and Fuel

                                   Actual Actual -----Forecast------
                                    Sept    Oct    Nov    Dec   4Q02
    AA Mainline Ops:
      Capacity yr/yr H/(L)         16.8%   8.6%    4.9%   4.6%   6.0%
      Traffic yr/yr H/(L)          28.9%  25.8%    8.1%  10.6%  14.6%
      Fuel (cents/gal incl. tax)     80     85      85     86     85
      Fuel cost/gal yr/yr B/(W)     2.6%  (8.6%) (15.4%)(32.1%)(18.0%)
      Fuel Consumption (mil. gal.)  258    266     249    265    780


    American Eagle:
      Capacity yr/yr H/(L)         15.1%  11.0%   13.3%  17.5%  13.9%
      Traffic yr/yr H/(L)          50.5%  27.0%   18.1%  20.8%  21.9%




Note: Both AMR Consolidated and AA Mainline include TWA LLC operations in 2002
Note: TWA LLC became part of AA/AMR on April 10th, 2001



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
<Captions>
            AMR Fleet Summary YE2001 to YE2005*
American Airlines (includes ex-TW aircraft)
               On Hand        YOY Change                On Hand
                   YE                           YE      YE      YE      YE
Aircraft Type    2001   2002  2003  2004 2005  2002    2003    2004    2005
B777              40       3     2               43     45      45      45
B767-3ER          58      (9)    9               49     58      58      58
B767-200/200ER    29           (14)        14    29     15      15      29
A300              34      (3)    3               31     34      34      34
B757             144       7    (1)  (10)       151    150     140     140
B737              77                             77     77      77      77
B727              33     (33)                     0      0       0       0
MD82/83          362      (4)  (24)         1   358    334     334     335
B717              30     (30)                     0      0       0       0
F100              74           (12)  (46) (16)   74     62      16       0
Total Inc/(Dec)          (69)  (37)  (56)  (1)  (69)  (106)   (162)   (163)
Total            881     812   775   719  718   812    775     719     718


Temporary
Storage       On Hand         YOY Change                  On Hand
                 YE                             YE      YE      YE     YE
Aircraft Type   2001   2002 2003  2004 2005    2002    2003    2004   2005
B767-200/200ER   0            14        (14)     0      14      14       0
A300             0        3   (3)                3       0       0       0
MD82/83          0        4   24         (1)     4      28      28      27
Total Inc./(Dec.)         7   35     0  (15)     7      42      42      27
Total            0        7   42    42   27      7      42      42      27

Total         On Hand         YOY Change                 On Hand
                YE                             YE      YE      YE     YE
Aircraft Type  2001    2002  2003  2004 2005  2002    2003    2004   2005
Combined Fleet
 Inc(Dec)               (62)   (2)  (56) (16)  (62)    (64)   (120)   (136)
Combined Fleet 881      819   817   761  745   819     817     761     745


American Eagle
                On Hand        YOY Change                    On Hand
                  YE                              YE      YE      YE      YE
Aircraft Type    2001     2002 2003  2004 2005   2002    2003    2004    2005
Saab 340          102     (25) (16)  (12) (12)     77      61      49      37
ATR-42             30      (3) (11)   (4)          27      16      12      12
S-ATR              43      (1)        (2)          42      42      40      40
Turboprop Totals  175     (29) (27)  (18) (12)    146     119      101     89

Embraer ERJ-145    56      (6)  (8)                50      42       42     42
Embraer ERJ-135    40                              40      40       40     40
Embraer ERJ-140    15      28   22    36   36      43      65      101    137
CRJ-700             1       7   10     7            8      18       25     25
Total AE Fleet
 Inc./(Dec.)                0   (3)   25   24       0      (3)      22     46
Total AE Fleet    287     287  284   309  333     287     284      309    333


                On Hand        YOY Change                    On Hand
                  YE                               YE      YE      YE      YE
                 2001    2002 2003  2004 2005     2002    2003     2004   2005
AMR Total Fleet 1,168     (62)  (5)  (31)   8    1,106   1,101    1,070  1,078

*Summary includes firm aircraft orders and planned fleet retirements.